                          FREE WRITING PROSPECTUS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF12
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                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12


                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                MASTER SERVICER

                                      [TBD]
                                    TRUSTEE


                                DECEMBER 13, 2005


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   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                          FREE WRITING PROSPECTUS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF12
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                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


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   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                          FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)      FIRST FRANKLIN MORTGAGE LOAN TRUST,  SERIES 2005-FF12
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            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

              BEGINNING          ENDING             NOTIONAL             1ML STRIKE          1ML STRIKE
  PERIOD       ACCRUAL           ACCRUAL          BALANCE ($)         LOWER COLLAR (%)    UPPER COLLAR (%)
  ------       -------           -------          -----------         ----------------    ----------------
    1          12/28/05         01/25/06          868,297,000               6.379              9.920
    2          01/25/06         02/25/06          861,353,365               5.740              9.920
    3          02/25/06         03/25/06          851,933,522               6.379              9.920
    4          03/25/06         04/25/06          840,042,697               5.740              9.920
    5          04/25/06         05/25/06          825,680,322               5.943              9.920
    6          05/25/06         06/25/06          808,881,629               5.744              9.920
    7          06/25/06         07/25/06          789,678,284               5.943              9.920
    8          07/25/06         08/25/06          768,139,114               5.744              9.920
    9          08/25/06         09/25/06          744,330,445               5.744              9.920
    10         09/25/06         10/25/06          718,468,468               5.943              9.920
    11         10/25/06         11/25/06          690,647,280               5.751              9.920
    12         11/25/06         12/25/06          663,633,800               5.950              9.920
    13         12/25/06         01/25/07          637,404,069               5.751              9.920
    14         01/25/07         02/25/07          611,935,263               5.751              9.920
    15         02/25/07         03/25/07          587,205,221               6.391              9.920
    16         03/25/07         04/25/07          563,192,429               5.751              9.920
    17         04/25/07         05/25/07          539,876,004               5.955              9.920
    18         05/25/07         06/25/07          517,235,808               5.756              9.920
    19         06/25/07         07/25/07          495,252,011               5.956              9.920
    20         07/25/07         08/25/07          473,905,506               5.757              9.920
    21         08/25/07         09/25/07          453,177,740               5.757              9.920
    22         09/25/07         10/25/07          415,477,167               5.957              9.920
    23         10/25/07         11/25/07          379,866,518               7.865              9.920
    24         11/25/07         12/25/07          346,257,409               8.129              9.920
    25         12/25/07         01/25/08          314,507,708               7.855              9.920
    26         01/25/08         02/25/08          284,513,468               7.849              9.920
    27         02/25/08         03/25/08          266,403,785               8.404              9.920
    28         03/25/08         04/25/08          248,921,816               7.845              9.920
    29         04/25/08         05/25/08          232,045,618               8.832              9.920
    30         05/25/08         06/25/08          215,759,425               8.536              9.920
    31         06/25/08         07/25/08          200,037,047               8.825              9.920
    32         07/25/08         08/25/08          184,858,790               8.530              9.920
    33         08/25/08         09/25/08          170,205,654               8.526              9.920
    34         09/25/08         10/25/08          156,059,303               8.814              9.920
    35         10/25/08         11/25/08          142,402,047               9.686              9.920
    36         11/25/08         12/25/08          129,226,982               9.920              9.920
    37         12/25/08         01/25/09          116,506,784               9.676              9.920
    38         01/25/09         02/25/09          116,506,784               9.670              9.920
    39         02/25/09         03/25/09          116,506,784               9.920              9.920
    40         03/25/09         04/25/09          116,506,784               9.659              9.920


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   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.